SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                         Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a-12

HYTEK MICROSYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HYTEK MICROSYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 4, 2004

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hytek Microsystems, Inc. (the “Company”), a California corporation, will be held on Friday, June 4, 2004 at 1:30 p.m., local time, at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada (telephone number (775) 348-6370), for the following purposes:

1.	To elect seven (7) directors to serve for the ensuing year and until their successors are elected.

2.	To approve an amendment to the Company’s 2001 Stock Plan for the purpose of increasing the number of shares reserved for issuance under the plan by 250,000 shares to a total of 381,000 shares.

3.	To approve an amendment to the Company’s 2001 Director Stock Option Plan for the purpose of increasing the number of shares reserved for issuance under the plan by 30,000 shares to a total of 160,000 shares.

4.	To approve adoption of the Company’s 2004 Employee Stock Purchase Plan and to reserve 100,000 shares of Common Stock for issuance thereunder.

5.	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending January 1, 2005.

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on Friday, April 16, 2004 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a Proxy.

By Order of the Board of Directors

PHILIP S. BUSHNELL, Secretary

Carson City, Nevada

April 22, 2004

HYTEK MICROSYSTEMS, INC.

400 Hot Springs Road

Carson City, Nevada 89706

PROXY STATEMENT

PROCEDURAL MATTERS

Annual Meeting

The enclosed Proxy is solicited on behalf of Hytek Microsystems, Inc. (the “Company” or “Hytek”) for use at the Annual Meeting of Shareholders to be held Friday, June 4, 2004 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada.

The Company’s principal executive offices are located at 400 Hot Springs Road, Carson City, Nevada 89706. Hytek’s telephone number at that address is (775) 883-0820.

These proxy solicitation materials and the Company’s 2003 Annual Report to Shareholders (consisting of a letter from the President and the Company’s Annual Report on Form 10-KSB for the fiscal year ended January 3, 2004, without exhibits) were mailed on or about May 3, 2004 to all shareholders entitled to vote at the meeting.

Record Date; Outstanding Shares

Shareholders of record at the close of business on April 16, 2004 (the “Record Date”) are entitled to notice of and to vote at the meeting. At the Record Date, 3,256,008 shares of the Company’s Common Stock, no par value, were issued and outstanding. The closing price reported by the OTC Bulletin Board Service for the Record Date was $0.93 per share.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at the Company’s principal executive offices a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR”, “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for the purposes of establishing a quorum and are also treated as shares “represented and voting” at the Annual Meeting with respect to such matter (the “Votes Cast”).

The Company believes that abstentions should be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal as to which the shareholder has expressly abstained from voting.

Similarly, broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but will not be counted for the purpose of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

Voting

Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected (7) multiplied by the number of votes to which the shareholder’s shares are entitled, or distribute such shareholder’s votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate’s name has been properly placed in nomination prior to the voting and in accordance with the procedures set forth in the bylaws, which are described below. Furthermore, no shareholder shall be entitled to cumulate votes unless the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder’s votes.

On all other matters, each share has one vote.

Nominations for Director

Under the bylaws of the Company, nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors, but only if written notice of such shareholder’s intent to make such nominations has been received by the Company at its principal executive office not less than 20 days nor more than 60 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 30 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder’s notice shall set forth: (a) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of the Company owned and any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (b) with respect to the shareholder giving the notice, the name, address and class and number of shares of the Company that are beneficially owned by such shareholder. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

You may also propose director candidates for consideration by the Nominating Committee of the Board of Directors. It is our policy that our Nominating Committee will consider recommendations for candidates to our Board of Directors from shareholders holding no less than 1% of the total outstanding shares of our common stock and who have held such Common Stock continuously for at least 12 months prior to the date of the submission of the recommendation. The Nominating Committee will consider persons recommended by our shareholders in the same manner as a nominee recommended by other board members or management. See “ELECTION OF DIRECTORS—Policy for Director Recommendations and Nominations” for additional information.

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company. The Company will, in accordance with applicable regulations, reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or electronic mail.

Deadline for Receipt of Shareholder Proposals

Proposals of shareholders that are intended to be presented at next year’s Annual Meeting of Shareholders of the Company and that the shareholder desires to have included in the Company’s proxy materials for that meeting must be received at the principal executive offices of the Company no later than January 3, 2005 (120 calendar days prior to the anniversary of the mailing date of this proxy statement) in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

If a shareholder wishes to present a proposal at the Company’s annual meeting in the year 2005 and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the shareholder must give advance notice to the Company prior to the deadline computed in accordance with the Company’s bylaws (the “Bylaw Deadline”) for such meeting, as described below under “OTHER MATTERS”. If a shareholder gives notice of such a proposal after the Bylaw Deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting.

SEC rules also establish a deadline for submission of shareholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting of proxies (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the year 2005 annual meeting is March 19, 2005 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company’s year 2005 annual meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year’s annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any shareholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year’s Annual Meeting, which is May 9, 2004.

Shareholder Communications to Directors

Shareholders may communicate directly with our directors by sending a letter addressed to Board of Directors, c/o Secretary, Hytek Microsystems, Inc., 400 Hot Springs Road, Carson City, NV 89706. Our Secretary will monitor these communications and provide appropriate summaries of all received messages to the Board of Directors at its regularly scheduled meetings. Where the nature of a communication warrants, our Secretary may decide to obtain the more immediate attention of the appropriate committee of the Board of Directors or a non-management director, or our management or independent advisors, as our Secretary considers appropriate. After reviewing shareholder messages, our Secretary, or the board at its discretion, will determine whether any response is necessary.

Householding Provisions

In an effort to reduce printing costs and postage fees, the Company has adopted a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Company’s proxy materials unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to: Hytek Microsystems, Inc., 400 Hot Springs Road, Carson City, NV 89706, Attn: Secretary. You may also contact the Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Director

A Board of seven directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s seven nominees named below, all of whom, except Mr. Philip S. Bushnell, are currently directors of the Company. Mr. Charles S. Byrne, who is currently a director, is not standing for re-election. In the event that any Company nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner, in accordance with cumulative voting, as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director.

The following table sets forth certain information as of the Record Date with respect to each nominee for director:

Name	Director since	Age
Dr. Theodore E. Batchman	2001	64
Robert J. Boschert	1990	67
Philip S. Bushnell	—	52
Raymond J. Case	2003	63
John F. Cole	2003	65
Dr. Allen B. Gates	2002	64
Edward Y. Tang	1990	64

Dr. Batchman joined the Board of Directors in February 2001. Dr. Batchman has been the Dean of the College of Engineering at the University of Nevada, Reno for over eight years. Dr. Batchman has a broad background in optical communication and signal processing devices and fiber optic sensors and devices.

Mr. Boschert, who was the founder of Boschert, Inc., a developer and manufacturer of low-cost volume usage switch mode power supplies, retired from the Board of Directors of that company in 1984 and has traveled extensively since then. From June 1986 until June 1988, Mr. Boschert served as an independent consultant to Unison Technology, a manufacturer of uninterrupted power supplies. Mr. Boschert served as Acting President of the Company from December 2002 to March 2003 and was appointed Chairman of the Board in March 2003.

Mr. Bushnell joined the Company in September 2003 as Chief Financial Officer. Mr. Bushnell has over 20 years experience in accounting and finance in various manufacturing operations. From 1998 until 2003, Mr. Bushnell was retired. From 1987 until his company was sold to Tyco International Ltd. in 1998, Mr. Bushnell was employed by Sigma Circuits, Inc., an electronic interconnect manufacturer in Santa Clara, California, where he served as Senior Vice President, Finance and Administration, as well as a Director of the company.

Mr. Case joined the Board of Directors in November 2003. Mr. Case has over 38 years of accounting, finance and management experience, all with manufacturing companies. In September 2003, he retired as the Treasurer of GE Bently, a manufacturer of proximity measuring controls equipment for the petro-chemical and power generation industries. The years 1974 through 2001 he served as the Chief Financial Officer of Bently Nevada Corporation. In his executive capacity at Bently Nevada, Mr. Case also served several terms as a Board member.

Mr. Cole joined the Board of Directors in February 2003 and was appointed acting President and Chief Executive Officer in March 2003 under a consulting agreement. Prior to joining the Company, Mr. Cole was an independent management consultant for a number of private and public high technology manufacturing businesses, serving as interim President/CEO and Board member from 1998 to February 2003. From 1996 to 1998, Mr. Cole served as President of Polyphaser Corporation. Mr. Cole is a senior executive with over 35 years experience in general management, marketing and business development with businesses serving the communications, defense, and aerospace markets. Mr. Cole held senior management positions serving as President and Group Division manager with Emerson Electric Co., M-A/COM Corporation and Dynatech Corporation.

Dr. Gates joined the Board of Directors in June 2002. Dr. Gates has served on the faculty of the University of Nevada, Reno, College of Engineering as an adjunct faculty member since September 2002 and as Professor and Interim Chair, Mechanical Engineering since July 2003. Dr. Gates holds BSME and MSME degrees from the University of Nevada, Reno, M. S. in Management from MIT, Cambridge, MA (Sloan Fellow) and a Ph.D in Systems Engineering from Case-Western Reserve University. Prior to joining the University of Nevada, Dr. Gates served as President of Gradient Technology, a chemical solutions provider, from 2000 to September 2002, and as a partner in Dannemiller Tyson Associates, an organizational consulting firm, from 1995 to 2000. His background includes senior management and vice president positions with Ford Aerospace, Computing Devices International and General Dynamics Information Systems. He served as President of Kaiser Electronics from 1992 to 1995.

Mr. Tang is a founder of Answer Software Company, a developer of database products and applications for computers that was founded in 1982, and has served as its President and Chief Executive Officer and as a director since its formation.

All directors who are elected will hold office until the next Annual Meeting of Shareholders of the Company (or until the effectiveness of their resignation or removal from the Board of Directors) and until their successors have been elected and qualified. There are no family relationships among the directors and officers of the Company. The Company encourages each board member to attend the Annual Meeting of Shareholders. In order to facilitate attendance, the Company schedules a Board of Directors meeting immediately following the Annual Meeting of Shareholders each year. The following Directors attended the Annual Meeting of Shareholders last year: Messrs. Cole, Boschert, Gate and Tang.

Mr. Byrne, a director who is not standing for re-election, served as Chief Executive Officer from September 1994 to March 2003. He has served as a Director of the Company since September 1994. Mr. Byrne also served as Chairman of the Board of Directors from February 2001 to March 2003, and as President from September 1994 to February 2001 and from March 2002 to December 2002. He also served as Chief Financial Officer and Secretary of the Company from October 1990 until July 1998.

Vote Required

The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

Recommendation

The Board of Directors recommends that the shareholders vote “FOR” each of the proposed nominees for director.

Beneficial Share Ownership by Principal Shareholders and Management

The following table sets forth certain information, as of the Record Date, with respect to ownership of the Company’s Common Stock by each director and nominee for director, by each executive officer named in the Summary Compensation Table on page 9 of this proxy statement, by all current directors and executive officers of the Company as a group, and by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company’s outstanding Common Stock:

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Number of Shares		Percent of Total
Shou-Chen Yih (1) 930 Cumberland Court Foster City, California 94404	205,700		6.3%
Theodore E. Batchman	15,000	(2)	*
Robert Boschert	40,083	(3)	1.2
Philip S. Bushnell	15,000		*
Charles S. Byrne (4)	52,083	(5)	1.6
Raymond Case	—		—
John F. Cole	5,000	(6)	*
Allen B. Gates	5,000	(7)	*
Edward Y. Tang	47,083	(8)	1.4
All current executive officers and directors as a group (8 persons)	179,249	(9)	5.5

*	Less than one percent
(1)	Based on 3,256,008 shares outstanding.
(2)	Includes options to purchase 15,000 shares held by Dr. Batchman, which options are exercisable within 60 days of the Record Date.
(3)	Includes options to purchase 27,083 shares held by Mr. Boschert, which options are exercisable within 60 days of the Record Date.
(4)	My. Byrne is not standing for re-election.
(5)	Includes options to purchase 2,083 shares held by Mr. Byrne, which options are exercisable within 60 days of the Record Date.
(6)	Includes options to purchase 5,000 shares held by Mr. Cole, which options are exercisable within 60 days of the Record Date.
(7)	Includes options to purchase 5,000 shares held by Mr. Gates, which options are exercisable within 60 days of the Record Date.
(8)	Includes options to purchase 32,083 shares held by Dr. Tang, which options are exercisable within 60 days of the Record Date.
(9)	Includes options to purchase 86,249 shares held by one executive officer and five non-officer directors, which options are exercisable within 60 days of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file initial reports of ownership of the Company’s securities on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the “SEC”). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16 (a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were met with the following exceptions: Director Robert Boschert filed one Form 4 reporting one transaction late.

Board Meetings and Committees

The Board of Directors of the Company held a total of nine meetings during the fiscal year ended January 3, 2004 (the “Last Fiscal Year”). The Board of Directors has an Audit Committee, a Compensation Committee and Nominating Committee.

The Audit Committee has the sole responsibility to engage the Company’s independent auditors and determine their compensation. The Audit Committee also reviews the scope of the audit, considers comments made by the independent auditors with respect to accounting procedures and internal controls and the consideration given thereto by the Company, reviews internal accounting procedures and controls with the Company’s financial and accounting staff and reviews non-audit services provided by the Company’s independent auditors. The Audit Committee, currently consisting of Dr. Batchman, Mr. Case and Mr. Tang, held five meetings during the Last Fiscal Year to review year-end and quarterly results with the Company’s independent auditors and to review the engagement of the Company’s independent auditors for fiscal year 2004. All members of the Audit Committee are “independent” under the Nasdaq rules. Mr. Case is the Audit Committee Financial Expert, as that term is defined in the rules of the Securities and Exchange Commission. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

The Compensation Committee reviews and approves the Company’s executive compensation and administers the Company’s stock option plans with respect to the Company’s officers and directors. This Committee currently consists of Mr. Boschert and Dr. Gates, each of whom is a non-management member of our Board of Directors. During the Last Fiscal Year, the Compensation Committee held five meetings.

The Board of Directors formed a Nominating Committee and adopted its written charter in March 2004. A copy of the Nominating Committee charter is attached to this proxy statement as Appendix B. The Nominating Committee is expected to identify and recommend nominees to the Board of Directors. The Nominating Committee currently consists of Dr. Bachtman and Mr. Case. Both members of the Nominating Committee are “independent” under the Nasdaq rules.

During the Last Fiscal Year, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served.

Policy for Director Recommendations and Nominations

The process for shareholders to nominate directors is discussed above in the section entitled “PROCEDURAL MATTERS—Nominations for Director.”

Where the Nominating Committee has either identified a prospective nominee or determines that an additional or replacement director is required, the Nominating Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the board or management. In its evaluation of director candidates, including the members of the board of directors eligible for re-election, the Nominating Committee considers a number of factors, including the following:

•	the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board; and

•	such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

After completing the evaluation and review, the Nominating Committee recommends the nominees for election to the Board of Directors.

Code of Ethics

We will be adopting a code of ethics for our Chief Executive Officer, Chief Financial Officer and Controller during fiscal 2004. Once adopted, we plan to post to our code of ethics on our website (www.hytek.com). Additionally, our code of ethics will also be available in print to any person, without charge, who so requests by contacting our Chief Financial Officer.

Directors’ Compensation

During the Last Fiscal Year, each director of the Company who was not an employee (seven persons) received a fee of $1,000 per calendar quarter for service on the Board of Directors and attendance at all board meetings. Effective in March 2004, each non-employee director will receive a fee of $1,000 for each in-person board meeting attended ($500 per in-person meeting attended by phone). It is currently anticipated that the Board will meet at least every other month, and will meet more frequently if deemed necessary. In addition to director’s fees, the non-employee directors receive grants of options under the director stock option plan described below. Effective after the Annual Meeting of Shareholders, each member of the Audit Committee will receive a retainer of $2,000, and each member of all other committees will receive a retainer of $1,000 for each year of service.

Directors’ Option Plan

The Company’s 2001 Director Stock Option Plan (the “Director Plan”) was adopted by the Board of Directors in February 2001 and approved by the shareholders in May 2001. A total of 30,000 shares of Common Stock were initially reserved for issuance thereunder. In May 2002, the shareholders approved the reservation of an additional 100,000 shares for this plan, bringing the authorized total shares to 130,000. At the Annual Meeting, the shareholders are being asked to approve the reservation of an additional 30,000 shares for issuance under the Director Plan. See Proposal 3.

All options granted under the Director Plan have an exercise price equal to the fair market value on the date of grant. The Director Plan provides for the grant of an option to purchase 15,000 shares upon an outside director’s initial appointment or election to the Board. This 15,000-share option has a term of 10 years and becomes exercisable as to 5,000 shares on each of the first three anniversaries of the date of grant. The plan also provides that each non-employee director of the Company who, on the last business day of each fiscal year, has been in continuous service as a director of the Company for a period of five years or more automatically shall be granted an option to purchase 5,000 shares on such date of each fiscal year. This 5,000-share option has a term of 10 years and becomes exercisable with respect to approximately 1/12 of the shares each month following the date of grant.

During fiscal 2003, an option to purchase 5,000 shares at an exercise price of $0.88 per share was automatically granted under the Director Plan to each of Messrs. Boschert, Byrne and Tang. In addition, (i) Mr. Cole received an initial option to purchase 15,000 shares at an exercise price of $0.87 per share upon joining the Board of Directors in February 2003 and (ii) Mr. Case received an initial option to purchase 15,000 shares at an exercise price of $1.01 per share upon joining the Board of Directors in October 2003.

Executive Officers of the Company

The current executive officers of the Company are as follows:

Name	Position	Age
John F. Cole	President and Chief Executive Officer	65
Philip S. Bushnell	Chief Financial Officer and Secretary	52

EXECUTIVE COMPENSATION

The following tables set forth certain information for the Last Fiscal Year as to the current and former executive officers of the Company whose compensation is reportable under current requirements of the Securities and Exchange Commission ( the “Named Executive Officers”):

Summary Compensation Table

Long-Term Compensation Awards
	Annual Compensation			Securities Underlying Options	All Other Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)
John F. Cole President and Chief Executive Officer (1)	2003	$95,736	$0	15,000	$0
Charles S. Byrne Former President and Chief Executive Officer (2)	2003 2002 2001	153,902 91,351 114,967	0 0 0	5,000 0 0	3,369 0 0

(1)	Mr. Cole became President and Chief Executive Officer in March 2003 under a consulting agreement. He was made permanent President and Chief Executive Officer on December 12, 2003 and became an employee.
(2)	Mr. Byrne ceased serving as President in December 2002 and as Chief Executive Officer and Chairman of the Board in March 2003. All other compensation includes $3,369 in cobra payments after Mr. Byrne ceased serving as an executive officer of the Company.

Option Information

The following table sets forth information regarding options granted to the Named Executive Officers during the Last Fiscal Year:

Option Grants in Last Fiscal Year

(a)	(b)		(c)	(d)	(e)
Name	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date
John F. Cole	15,000	(1)	18.8%	$0.87	February 2013
Charles S. Byrne	5,000	(1)	6.3	0.88	December 2013

(1)	Represents options granted under the Director Plan. See “ELECTION OF DIRECTORS—Directors’ Option Plan” above for the terms of these options.

None of the Named Executive Officers exercised any options during the Last Fiscal Year. The following table sets forth the number and value of securities underlying options held as of January 3, 2004.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

	Shares Acquired on Exercise	Realized Value	Number of Securities Underlying Unexercised Options at January 3, 2004		Value of Unexercised In- the-Money Options at January 3, 2004
Name			Exercisable(#)	Unexercisable(#)	Exercisable	Unexercisable
John F. Cole	—	$—	0	15,000	$0	$1,050
Charles S. Byrne (1)	—	—	0	5,000	0	300

(1)	Former executive officer.

Equity Compensation Plan Information

The following table provides information as of January 3, 2004 about our Common Stock that may be issued upon the exercise of options granted to employees, consultants or members of our board of directors under all existing equity compensation plans including the 1991 Stock Option Plan and 1991 Director Stock Option Plan (each of which was terminated as to new grants in 2001), the 2001 Stock Plan and the 2001 Director Stock Option Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders (1)	368,000	(2)	$2.10	60,500	(3)
Equity compensation plans not approved by securityholders	0	(4)	$0.00	0

Total	368,000		$2.10	60,500

(1)	208,000 shares outstanding under the 1991 and 2001 Employee Option Plans, 160,000 shares outstanding under the 1991 and 2001 Director Option Plans.
(2)	208,000 Employee Option shares at $2.20 and 160,000 Director Option shares at $1.96.
(3)	35,500 option shares are available for grant under the 2001 Employee Option Plan and 25,000 option shares are available for grant under the 2001 Director Option Plan.
(4)	At January 3, 2004, there were no outstanding options, warrants or rights under plans not approved by security holders. See proposal 2 for options granted subject to approval of proposal 2.

Severance Agreements

In March 2003, the Board of Directors approved a severance package for Mr. Charles S. Byrne, former Chief Executive Officer of the Company, in connection with his resignation from employment with the Company. The agreement was entered into effective April 25, 2003. Pursuant to the agreement, Mr. Byrne has received or will receive (i) a lump sum payment equal to the amount of his voluntary salary reduction in 2002 and 2003 (approximately $34,000), (ii) severance payments totaling one year’s salary ($120,000), payable on a bi-weekly basis over the year following his resignation, and (iii) payment for up to 12 months post-termination health insurance coverage under COBRA.

On July 31, 2003, Ms. Sally Chapman, former Chief Financial Officer, executed a severance agreement as part of her settlement agreement. Under terms of the agreement, Ms. Chapman was to resign from the Company effective no later than 5 months from this date (July 31, 2003), or at any earlier date as determined by the Company in its sole discretion. Ms. Chapman was to assist with a transition to any replacement. Upon the effective date of resignation, Ms. Chapman received a severance payment of $85,000, payable over a 12-month period in equal installments, plus the Company provided health insurance for such period. Ms. Chapman also received payment of the sum of $40,000 upon full execution of a release as provided. Ms. Chapman was entitled to an additional payment of $45,000 upon the effective date of her resignation, which was paid in full as of April 3, 2004. Ms. Chapman resigned December 5, 2003. She continued to consult on an as needed basis at the rate of approximately $41 per hour during December 2003 and January 2004.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE

2001 STOCK PLAN

The Company’s Board of Directors and shareholders have previously adopted and approved the Company’s 2001 Stock Plan and have reserved an aggregate of 131,000 shares of Common Stock of the Company for issuance thereunder. Subject to shareholder approval at the Annual Meeting, the Board of Directors has approved an amendment to the Plan (the “Amendment”) in order to increase the number of shares reserved for issuance thereunder by 250,000 shares to a total of 381,000 shares. The Board of Directors believes that the increase in the number of shares reserved under the plan is necessary due to the fact 8,000 shares remain available for future grants under the plan as of April 15, 2004. The Board of Directors believes that additional future grants are integral to attracting and retaining qualified employees. The new management team has limited equity incentive available to it under the remaining available shares. Additionally, given the Company’s limited cash resources currently available, there is no other significant incentive potential available to the current management team other than stock options.

At the Annual Meeting, the shareholders are being asked to ratify and approve the Amendment to the 2001 Stock Plan.

Recommendation

The Board of Directors unanimously recommends that shareholders vote “FOR” the Amendment of the 2001 Stock Plan.

Vote Required

The affirmative vote of the holders of a majority of the Votes Cast will be required to adopt the Amendment to the 2001 Stock Plan.

Administration

The Company’s 2001 Stock Plan provides that it shall be administered by the Company’s Board of Directors or by a committee of the Board. Administration of the 2001 Stock Plan, to the extent desirable, shall be done in a manner permitted by the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule thereto (“Rule 16b-3”), and in a manner so as to qualify options granted as “performance-based” compensation under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The 2001 Stock Plan currently is administered by the Compensation Committee (the “Administrator”).

Eligibility

The 2001 Stock Plan provides that options and stock purchase rights (each an “Award”) may be granted to employees or consultants of the Company. The Administrator selects the participants and determines the number of shares to be subject to each Award. As of January 3, 2004, approximately 87 employees were eligible to participate in the 2001 Stock Plan.

Terms of Options

A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The terms and conditions of options granted under the 2001 Stock Plan, including the exercise price, exercisability and term thereof, are determined by the Administrator. However, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted (110% of the fair market value on the date of grant in the case of any incentive stock option granted to a holder of 10% or more of the Company’s outstanding securities.) If the optionee’s employment or service as a consultant terminates due to death, disability or any other reason, options under the 2001 Stock Plan generally may be exercised within six months, six months and three months, respectively, after such termination. All options granted under the 2001 Stock Plan are non-transferable (unless otherwise determined by the plan administrator) and expire no later than ten years from the date of grant (5 years in the case of any incentive stock option granted to a holder of 10% or more of the Company’s outstanding securities). The 2001 Stock Plan allows for payment of the exercise price by an optionee upon exercise of an option by cash, check, promissory note, other certain shares of Common Stock of the Company with an aggregate fair market value equal to the aggregate exercise price, consideration received through a “cashless exercise” program approved by the Company, a reduction in the amount of any liability of the Company to the optionee, any combination thereof or any other legal form of consideration. The 2001 Stock Plan also permits the Administrator to allow the withholding of stock from shares exercised to cover tax withholding obligations.

Effective March 12, 2004, the Board of Directors amended the 2001 Stock Plan vesting provisions for 69,000 employee stock option grants from an annual vesting of the shares over four years to one-quarter of the shares vesting the first year following the vesting commencement date followed by monthly vesting over the remaining three years. Prior exercise prices and the number of shares underlying the options remained unchanged. Compensation expense was measured based on the awards intrinsic value at the date of the modification in excess of the awards original intrinsic value and amounted to approximately $16,000. The Company will recognize compensation expense over the new expected vesting period based on estimates of the numbers of options that employees ultimately will retain that otherwise would have been forfeited, absent the modification.

Stock Purchase Rights

A stock appreciation right (“SPR”) is the right to receive the appreciation in the fair market value of the Company’s common stock between the exercise date and the date of grant, for that number of shares of the Company’s common stock with respect to which the stock appreciation right is exercised. In the case of stock purchase rights granted under the 2001 Stock Plan, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

Capitalization Changes; Dissolution; Merger

In the event any change, such as a stock split or dividend, is made in the Company’s capitalization that will result in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration, appropriate adjustment will be made in the exercise price or purchase price of, and the number of shares subject to, all outstanding Awards, and appropriate adjustment will be made in the total number of shares reserved for issuance under the 2001 Stock Plan. The 2001 Stock Plan provides that, in the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action. In addition, the Administrator may provide that options may be exercised as to all shares, including shares not otherwise exercisable, and the Company’s repurchase right in SPRs will lapse. In the event of a merger of the Company with or onto another corporation or a sale of all or substantially all of the assets of the Company, outstanding Awards will be assumed or an equivalent Award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, or, if not assumed or substituted, will be accelerated in full with a 15 day period to exercise, following which the Award will expire.

Acceleration of Vesting Upon Change in Control

The 2001 Stock Plan provides that the vesting of all outstanding options shall accelerate such that such options shall become exercisable in full upon a Change in Control, as defined in the plan, unless the Administrator provides otherwise prior to the occurrence of the Change in Control. As defined in the 2001 Stock Plan, a “Change in Control” means: (i) the acquisition by any person of 50% or more of the total voting power of our then outstanding securities; (ii) the approval by the shareholders of a merger or consolidation of the Company where the outstanding securities immediately prior thereto represent less than 50% of the voting power immediately after such merger or consolidation; or (iii) a change in the composition of the board of directors such that a majority consists of persons who are not either directors who were in office when the plan was adopted or directors whose nominations were approved by a majority of the directors who were in office.

Amendment and Termination

The Board of Directors or its committee may amend or terminate the 2001 Stock Plan at any time without shareholder approval; provided, however, that shareholder approval of amendments shall be obtained to the extent necessary and desirable to comply with any applicable law. No amendment to the 2001 Stock Plan may unilaterally alter or impair any option previously granted without the consent of the optionee. The 2001 Stock Plan will terminate by its terms in May 2011.

Section 162(m) Limitations

Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation in excess of $1 million paid to the CEO and the four other most highly compensated executive officers. In order to preserve the Company’s ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee or consultant may be granted, in any fiscal year of the Company, options to purchase more than 50,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted options to purchase up to an additional 50,000 shares of Common Stock.

Federal Income Tax Consequences

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition. The ordinary income is equal to the excess of the (A) the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares over (B) the exercise price. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee the time the optionee recognizes such ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights. There are not tax consequences upon the grant of a stock purchase right. Upon exercise, the participant generally purchases restricted stock. At the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company’s right to repurchase the stock upon the purchaser’s termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company.

The foregoing is only a general summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and the Company with respect to the grant and exercise of options and stock purchase rights under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Participation in the 2001 Stock Plan

The grant of options and stock purchase rights under the 2001 Stock Plan to employees, including the Named Executive Officers, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 2001 Stock Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the 2001 Stock Plan.

On March 12, 2004, the Company’s Board of Directors granted the following options to employees, including the Named Executive Officers, to purchase shares that were added to the 2001 Stock Plan in March 2004 pursuant to the Amendment. The exercisability of such options is subject to shareholder approval of the Amendment. These options are subject to a contingency and therefore, a grant date has not occurred under APB Opinion No. 25. If the contingency is resolved, the Company may recognize compensation expense for these options.

AMENDED PLAN BENEFITS

2001 Stock Plan

Options Granted Subject to Shareholder Approval of the Amendment

Name of Individual Or Identity of Group and Position	Options Granted(#)	Weighted Average Exercise Price Per Share ($/sh.)
John F. Cole	60,000	1.02
All current executive officers as a group	80,000	1.02
All other employees as a group	53,000	1.00

The following table sets forth information with respect to the grant of options under the 2001 Stock Plan to the Named Executive Officers, to all current executive officers as a group and to all other employees as a group during the Last Fiscal Year:

AMENDED PLAN BENEFITS

2001 Stock Plan

Options Granted During the Last Fiscal Year

Name of Individual Or Identity of Group and Position	Options Granted(#)	Weighted Average Exercise Price Per Share ($/ sh.)
John F. Cole	0	0.00
All current executive officers as a group	25,000	0.85
All other employees as a group	55,000	0.80

PROPOSAL 3

APPROVAL OF AMENDMENT TO THE

2001 DIRECTOR STOCK OPTION PLAN

The Company’s Board of Directors and shareholders have previously adopted and approved the Company’s 2001 Director Stock Option Plan ( the “Director Plan”) and have reserved an aggregate of 130,000 shares of Common Stock of the Company for issuance thereunder. Subject to shareholder approval at the Annual Meeting, the Board of Directors has approved an amendment to the Director Plan (the “Director Amendment”) in order to increase the number of shares reserved for issuance thereunder by 30,000 shares to a total of 160,000 shares. The Board of Directors believes that the increase in the number of shares reserved under the plan is necessary due to the fact 25,000 shares remain available for future grants under the plan as of January 3, 2004. The Board of Directors believes that additional future grants are integral to attracting and retaining qualified board members.

At the Annual Meeting, the shareholders are being asked to ratify and approve the Director Amendment to the Director Plan.

Recommendation

The Board of Directors unanimously recommends that shareholders vote “FOR” the Director Amendment of the Director Plan.

Vote Required

The affirmative vote of the holders of a majority of the Votes Cast at the meeting will be required to adopt the Director Amendment to the 2001 Director Stock Option Plan.

Administration

Under the Director Plan, the category of directors to receive grants, the timing of the grants, the amount of the grants, the exercise price and the restrictions on exercise of the options are specifically set forth in the plan. Administration of the Director Plan, to the extent necessary, will be provided by the Board of Directors of the Company.

Eligibility

The Director Plan provides for the grant of non-statutory stock options to non-employee directors of the Company (“Outside Directors”). The Company currently has six non-employee directors. Under the plan, each Outside Director automatically shall be granted an option to purchase 15,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or by appointment by the Board to fill a vacancy. However, a Director who ceases to be an employee Director but who remains as a Director shall not receive a First Option. In addition, persons who first became Outside Directors prior to February 21, 2001 shall not receive a First Option. Each Outside Director, after completion of five years of continuous service from the last day of a fiscal year as a director (commencing with fiscal 2001) automatically shall be granted an additional option to purchase 5,000 shares (a “Subsequent Option”) on the last business day of each fiscal year, provided that he or she is then an Outside Director.

Terms of Options

Options granted under the Director Plan are nontransferable and have a term of ten years. The per share exercise price of options is 100% of the fair market value of the Company’s Common Stock on the date of grant. First Options become exercisable cumulatively to the extent of one-third of the shares subject to the option on each anniversary of the date of grant, so long as the optionee remains a director. Subsequent Options generally become exercisable cumulatively to the extent of one-twelfth of the shares subject to the option over the 12-month period subsequent to the date of grant. The method of payment for shares issued upon exercise of options granted under the Director Plan may consist of cash, check or certain other shares of Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased, ‘cash-less exercise’ through a broker (if permitted by the plan administrator), or any combination of the foregoing methods. The Director Plan provides that, if the optionee ceases to serve as a director of the Company for any reason other than death, the option may be exercised within one year after the date that he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination. In the event of the death of an optionee while a director, the option may be exercised at any time within one year following death, to the extent that the option would have been exercisable had the optionee continued living and serving as a director for one year after the date of death. In the event of the death of an optionee within one year after ceasing to be a director, the option may be exercised at any time within one year after death, but only to the extent that the option would have been exercisable at the date of termination.

Capital Changes; Liquidation; Merger

The number of shares reserved for issuance under the Director Plan, shares subject to outstanding options, and the exercise prices thereof, shall be appropriately adjusted for stock splits, stock dividends and the like. In the event of a liquidation or dissolution, all options under the Director Plan will terminate immediately prior thereto. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation. Options so assumed or substituted for shall become fully exercisable if the director’s status as a director of the Company or of the successor corporation is terminated for any reason other than by voluntary resignation. If such successor corporation will not agree to such assumption or substitution, then all options outstanding under the Director Plan will be accelerated and shall be fully exercisable for a period of 30 days.

Amendment and Termination

The Board may amend, alter, suspend or terminate the Director Plan at any time, but such amendment, alteration, suspension or termination shall not adversely affect any stock option then outstanding under the Director Plan without the optionee’s consent. To the extent necessary and desirable to comply with any applicable law or regulation, the Company will obtain shareholder approval of any amendment to the Director Plan in such a manner and to such a degree as is required. The Director Plan shall continue in effect for a period of ten years until February 21, 2011, unless sooner terminated.

Federal Tax Information

The following is only a brief summary of the effect of federal income tax consequences of transactions under the Director Plan based on income tax law in effect on April 1, 2004. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Options granted under the Director Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise of the option, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as compensation income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a non-statutory option.

Participation in the Plan

During the Last Fiscal Year, options to purchase an aggregate of 45,000 shares of Common Stock having a weighted average exercise price of $0.92 per share were granted under the Director Plan to all current non-employee directors as a group. If all current Outside Directors (except Mr. Byrne, who is not standing for re-election) remain in office through the last day of fiscal 2004 and no new Outside Directors join the Board, options to purchase an aggregate of 10,000 shares of Common Stock will be granted under the Director Plan to all Outside Directors as a group on the last day of fiscal 2004 at an exercise price equal to the fair market value per share on such date.

PROPOSAL 4

APPROVAL OF

2004 EMPLOYEE STOCK PURCHASE PLAN

Our board of directors adopted the Employee Stock Purchase Plan (the “ESPP”) in April 2004 to provide our employees with the opportunity to purchase shares of common stock through payroll deductions. Participants will be granted an option to purchase shares based on the value of accumulated payroll deductions during periods of approximately six months in duration. Upon exercise of the option, shares will be purchased at a discount, with the purchase price equal to the lower of 85% of the fair market value of the shares (1) on the date of the option grant or (2) on the date of purchase. Assuming stockholders approve the ESPP, 100,000 shares will be reserved for issuance thereunder. We believe the ESPP will be an important component of our employee compensation package. The ESPP will assist us in attracting and retaining skilled personnel. The essential features of the ESPP are summarized below.

At the Annual Meeting, the shareholders are being asked to ratify and approve the ESPP.

Recommendation

The Board of Directors unanimously recommends that shareholders vote “FOR” the approval of the ESPP.

Vote Required

The affirmative vote of the holders of a majority of the Votes Cast at the meeting will be required to adopt the ESPP.

Administration

The ESPP will be administered by the board of directors or a committee appointed by the board directors (the “Administrator”). The Administrator has full authority to construe, interpret, and apply the terms of the ESPP, determine eligibility, and resolve all disputed claims under the ESPP.

Eligibility and Participation

Employees who customarily work more than twenty hours per week and more than five months per calendar year may participate in the ESPP. Participation in the ESPP is voluntary. No participant may purchase shares if immediately after such purchase, the participant would own stock and/or outstanding options to purchase stock comprising 5% or more of the total combined voting power of our stock or of any of our subsidiaries. In addition, no participant is permitted to purchase stock under the ESPP with a value in excess of $25,000 (determined at the fair market value of the stock at the time options to purchase shares are granted) in any calendar year or more than 1,000 shares in any offering period (discussed below).

Offering Periods

The ESPP is implemented by consecutive offering periods, each with a duration of approximately six months. A new offering period will begin on the first market trading day on or after August 15 and February 15 of each year. Notwithstanding the foregoing, our board of directors has the power to change the duration of future offering periods (that have not yet commenced on the date the change is announced to participants). Employees elect to participate by submitting an enrollment form prior to the date an offering period ends. (With respect to the first offering period only, participants may submit the enrollment form up to ten days after the offering period begins.) Participants automatically are enrolled in subsequent offering periods unless they withdraw.

Share Purchase

Participants in the ESPP will be entitled to purchase shares of our common stock on exercise dates. Exercise dates occur on the first market trading day on or after February 15 and August 15 of each year, on the last day of the offering period. The number of shares that may be purchased during an offering period generally is determined by dividing the amount collected from the participant through payroll deductions during the offering period by the purchase price, subject to a maximum of 1,000 shares. Unless the individual’s participation is discontinued prior to the exercise date, his or her purchase of the shares will occur automatically on the exercise date at the applicable price.

The purchase price per share is 85% of the lower of (1) the fair market value per share on the commencement date of the applicable offering period, or (2) the fair market value of the stock on the exercise date.

Payroll Deductions

Participants may authorize payroll deductions in 1% multiples of compensation for each offering period, up to a maximum of 15% of compensation. Compensation includes all base straight time gross earnings (base salary), commissions, overtime and shift premiums, but does not include incentive compensation, bonuses, or any other form of compensation. A participant may increase or decrease his or her payroll deduction rate at any time, although the Administrator may limit the number of changes participants may make in any one offering period. In addition, a participant may discontinue his or her participation in the ESPP at any time.

Withdrawal

Generally, a participant may withdraw from an offering period at any time by written notice without affecting his or her eligibility to participate in future offering periods. However, once a participant withdraws from a particular offering period, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must deliver a new enrollment agreement pursuant to procedures established by the Administrator.

Restrictions on Transfer

Options may not be assigned, transferred, pledged, or otherwise disposed of, except by will, or pursuant to the laws of descent and distribution.

Changes in Capitalization

The number of shares reserved under the ESPP, the limit on the number of shares that may be purchased during any offering period, and the purchase price per share of common stock under the ESPP shall be appropriately adjusted in the event of any stock split, reverse stock split, stock dividend, combination, or reclassification of our common stock.

Change of Control

In the event of a merger or change of control (as defined in the ESPP), each outstanding option shall be assumed or substituted for by the successor corporation. In the event the successor corporation refuses to assume or substitute for options, and unless the Administrator determines otherwise, a new exercise date will be set and the offering period then in progress will terminate following the purchase of shares on the new exercise date. The Administrator will provide participants with notice of the new exercise date at least ten business days prior to such date.

Dissolution or Liquidation

In the event of our dissolution or liquidation, and unless the Administrator determines otherwise, a new exercise date will be set and the offering period then in progress will terminate following the purchase of shares on the new exercise date. The Administrator will provide participants with notice of the new exercise date at least ten business days prior to such date.

Amendment and Termination of the ESPP

The Administrator may terminate or amend the ESPP at any time and from time to time. No termination of or amendment to the ESPP may materially and adversely affect the rights of a participant as of the date of such termination or amendment. Notwithstanding the foregoing, if the Administrator determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the Administrator may, in its discretion, modify or amend the Plan to eliminate such unfavorable accounting consequences by increasing the purchase price for any offering period, shortening any offering period, or reducing the number of shares that may be purchased upon exercise of outstanding options.

Participation In The ESPP

Because participation in the plan is voluntary, it is not possible to determine the number of participants or whether our named executive officers will choose to participate. Our named executive officers have an interest in this proposal because they are eligible to participate. Our non-employee directors are not eligible to participate.

Federal Income Tax Consequences

The following is a brief summary of the general effect of federal income taxation upon participants and us with respect to shares purchased under the ESPP.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Internal Revenue Code, as amended. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years from the first day of the particular offering period in which such shares were acquired and more than one year after the actual exercise (purchase) date, the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period in which such shares were acquired. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of the aforementioned periods (a “disqualifying disposition”), the participant will recognize ordinary income equal to the excess of (1) the fair market value of the shares on the date the shares are purchased over (2) the purchase price. Any additional gain or loss on such sale or disposition will be capital gain or loss, which will be long-term if the shares are held for more than one year. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disqualifying disposition.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as independent auditors to examine the financial statements of the Company for the year ending January 1, 2005. If the shareholders, by the affirmative vote of a majority of the Votes Cast at the Annual Meeting, do not ratify the appointment of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Audit Committee, but the committee may decide to continue the engagement of Ernst & Young LLP.

Ernst & Young LLP (or its predecessor, Arthur Young & Company) has examined the financial statements of the Company for 1979 and subsequent years. It is anticipated that a representative of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

Auditor Fees and Services

Audit Fees. Fees for audit services totaled approximately $120,000 and $67,000 for the fiscal years ended January 3, 2004 and December 28, 2002, respectively, including fees associated with the annual audits, reviews of our quarterly reports on Form 10-QSB, assistance with the review of documents filed with the SEC and accounting consultations.

Audit-Related Fees. Fees for audit-related services totaled approximately $2,000 and $0 for the fiscal years ended January 3, 2004 and December 28, 2002, respectively. Audit-related services principally included internal control reviews.

Tax Fees. Fees for tax services, including tax compliance and consultation, totaled approximately $17,000 and $11,000 for the fiscal years ended January 3, 2004 and December 28, 2002, respectively.

All Other Fees. Ernst & Young LLP did not bill us for any other services for the fiscal years ended January 3, 2004 and December 28, 2002.

Audit Committee Pre-Approval Policies. The duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Board or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided by Ernst & Young LLP described above under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were pre-approved by our Audit Committee.

Recommendation

The Board of Directors recommends that the shareholders vote “FOR” the ratification of Ernst & Young LLP.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Hytek Board of Directors (the “Committee”) is composed of three independent directors. The Committee operates under a written charter adopted by the Board of Directors in May 2000 and revised April 2004. The members of the Committee are Dr. Ted E. Batchman, Mr. Edward Y. Tang and Mr. Raymond J. Case, who was appointed to the Audit Committee as the Audit Committee Financial Expert upon his election to the Board in October 2003. All current members are “independent” within the meaning of the Nasdaq market rules. The Committee selects the Company’s independent accountants.

Management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements to accounting principles generally accepted in the United States. The Committee’s responsibility is to monitor and oversee these processes.

Review with Management

The Committee has met and had discussions with management regarding the audited financial statements. Management has represented to the Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Auditors

The Committee has discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). These discussions have included a review of both the quality and acceptability of the Company’s accounting principles and policies.

The Company’s independent auditors have provided the Committee with the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Committee discussed with the independent auditors the auditors’ independence from management and the Company. The Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Committee’s discussion with management and the independent auditors, the Committee’s review of the representations of management and the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-KSB for the year ended January 3, 2004 filed with the Securities and Exchange Commission.

Respectfully submitted,

Dr. Ted E. Batchman Raymond J. Case (since October 30, 2003)

Edward Y. Tang

RELATED PARTY TRANSACTIONS

During the fiscal year ended January 3, 2004, we accrued compensation related amounts pertaining to two of the Company’s former officers. We accrued $120,000 for Charles S. Byrne, former Chief Executive Officer and $170,000 for Sally B. Chapman, former Chief Financial Officer.

Mr. Byrne’s amount represents severance in the amount of $120,000, which is equal to one year of annual salary. Of the amount accrued during the fiscal year ended January 3, 2004, approximately $83,000 had been paid as of January 3, 2004. Mr. Byrne is currently one of our directors.

Ms. Chapman’s amount represents severance in the amount of $85,000, which is equal to one year of annual salary and $85,000 relating to a legal settlement. Of the amount accrued for severance during the fiscal year ended January 3, 2004, approximately $9,800 had been paid as of January 3, 2004. Ms. Chapman performed certain consulting services assisting our new finance personnel, for which she was paid $900 during December 2003. This consulting arrangement ended in February 2004. Ms. Chapman received payment of the sum of $40,000 upon full execution of a release as provided. Ms. Chapman was entitled to a payment of $45,000 upon the effective date of her resignation, which was paid in full as of April 3, 2004. Ms. Chapman resigned December 5, 2003.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Under the Company’s bylaws, in order for a matter to be deemed properly presented at a shareholder meeting, notice must be delivered to, or mailed and received by, the Company not less than 60 days nor more than 90 days prior to the Annual Meeting. If, however, less than 50 days notice or prior public disclosure of the date of the Annual Meeting has been given, notice by the shareholder must be received by the Company not later than the close of business on the tenth day following the date on which notice of the Annual Meeting was mailed or publicly disclosed. The shareholder’s notice must set forth, as to each proposed matter, a brief description of the matter and reason for conducting such business at the meeting, the name and address of such shareholder proposing such business as they appear on the Company’s books, the number of shares beneficially owned by the shareholder, any material interest of the shareholder in such proposal, and any other information that would have been required pursuant to Regulation 14A promulgated under the Exchange Act if such shareholder had requested inclusion of such proposal in the Company’s proxy materials.

ANNUAL REPORT ON FORM 10-KSB

Hytek is a “small business issuer” within the meaning of Item 10 (a) (1) of Regulation S-B. Accordingly, the Company is complying with the executive compensation disclosure requirements applicable to small business issuers in this year’s proxy statement.

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended January 3, 2004 (the “2003 Form 10-KSB”) and the President’s Letter to the Shareholders dated April 22, 2004, which together comprise the Company’s 2003 Annual Report to Shareholders, is being delivered herewith. Copies of the 2003 Form 10-KSB (without exhibits) may be obtained at no charge upon request to: Philip S. Bushnell, Secretary, Hytek Microsystems, Inc., 400 Hot Springs Road, Carson City, Nevada 89706.

By Order of the Board of Directors

PHILIP S. BUSHNELL, Secretary

April 22, 2004

Carson City, Nevada

APPENDIX A

Hytek Microsystems, Inc.

Audit Committee Charter

Policy Statement

The purpose of the Audit Committee of the Board of Directors (the “Board”) of Hytek Microsystems, Inc. (the “Company”) shall be to:

•	provide oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements;

•	assist the Board in the oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; and (iii) the independent auditor’s performance, qualifications and independence;

•	prepare an Audit Committee report as required by the Securities and Exchange Commission (the ”SEC”) to be included in the Company’s annual proxy statement; and

•	provide to the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

Organization and Structure

This charter governs the operation of the Audit Committee. The Audit Committee shall review this charter annually.

The Audit Committee members will be appointed by, and will serve at the discretion of, the Company’s Board. The Audit Committee will consist of at least three (3) members of the Board. Each member must satisfy the requirements for independence set out in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934 or under any other applicable SEC Rules.

Specific Duties and Processes

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process for the Board and to report the results of those activities to the Board. Management is responsible for the preparation of the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee believes that its policies and procedures should remain flexible, in order to appropriately respond to changes in business conditions and circumstances.

The following shall be the principal recurring duties and processes of the Audit Committee in carrying out its oversight responsibilities. These are established as a guideline and may be supplemented and revised by the Audit Committee as appropriate:

•	Appointing, dismissing, compensating, retaining and overseeing the work of the independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	Discussing with the auditors their independence from management and the Company and receiving annually a written disclosure from the auditors as required by the Independence Standards Board.

•	Discussing and reviewing with the independent auditors the overall scope and plans for their examination and audit, including areas where the Audit Committee, the accountants or management believe special attention should be directed, as well adequacy of staffing and the auditors’ compensation. Also, the Audit Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s systems to monitor and manage business risk, and legal and ethical compliance programs. The Audit Committee shall also review significant disputes, if any, between management and the auditors and the level of cooperation received from management in the conduct of the audit. The Audit Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

•	Reviewing the interim financial statements with management and the independent auditors prior to filing the Company’s Quarterly Report on Form 10-QSB. The Committee shall also discuss the results of the quarterly review as performed by the independent auditors and any other matters of required communication to the Audit Committee by the independent auditors under auditing standards generally accepted in the United States. The chair of the Audit Committee may represent the entire Audit Committee for the purpose of this review.

•	Reviewing with management and the independent auditors the financial statements and related notes thereto to be included in the Company’s Annual Report on Form 10-KSB prior to the filing of said report. Such review will include the independent auditor’s judgment as to the quality, not just acceptability, of accounting principles utilized, the reasonableness of significant management judgments and estimates and the clarity of the disclosures in the financial statements and accompanying commentary. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under auditing standards generally accepted in the United States.

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

•	Overseeing compliance with SEC Rules for disclosure of the independent auditor’s services and Audit Committee members, member qualifications and activities.

APPENDIX B

CHARTER FOR THE NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

OF

HYTEK MICROSYSTEMS, INC.

(Adopted March 12, 2004)

1. PURPOSE

The purpose of the Nominating Committee (the “Committee”) of the Board of Directors of Hytek Microsystems, Inc. (the “Company”) shall be to:

•	review the composition and evaluate the performance of the Board of Directors;

•	recommend director nominees for selection by the Board of Directors to fill vacancies;

•	recommend the slate of directors to be presented to the shareholders at the annual meeting; and

•	review the composition of committees of the Board of Directors and recommend persons to be members of such committees.

In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

2. MEMBERSHIP AND ORGANIZATION

Composition. The Committee shall consist of no fewer than two (2) members of the Board of Directors. All members of the Committee shall be appointed and replaced by the Board of Directors, shall be independent of the Company and its affiliates, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise be deemed “Independent Directors” as defined in Rule 4200 of the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”). The Board of Directors may designate one member of the Committee as its Chair. The Committee may form and delegate authority to subcommittees when appropriate.

Meetings. The Committee will meet at least once per year. The Committee may establish its own meeting schedule. Special meetings may be convened as required. The Committee, or its Chair, shall report to the Board of Directors on the results of its meetings. The Committee may invite to its meetings other Directors, Company management and such other persons as the Committee deems appropriate in order to carry out its responsibilities. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Authority to Hire Experts. In performing its duties, the Committee shall have the authority to obtain advice, reports or opinions from internal or external legal counsel and expert advisors, including any search firm to be used to identify candidates for the Board of Directors, and shall have sole authority to approve such experts’ fees and other retention terms.

Compensation. Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors.

3. RESPONSIBILITIES AND DUTIES

The responsibilities and duties of the Committee shall include:

Composition of the Board of Directors, Evaluation and Nominating Activities

•	Review the composition and size of the Board of Directors and determine the criteria for membership on the Board of Directors, including issues of character, judgment, independence, diversity, age, expertise, corporate experience, length of service, other commitments and the like;

•	Conduct an annual evaluation of the Board of Directors as a whole, and evaluate the performance of individual members of the Board of Directors eligible for re-election;

•	Identify, consider and recommend for selection by the Board of Directors candidates to fill new positions or vacancies on the Board of Directors;

•	Recommend for selection by the Board of Directors the slate of Company director nominees to be presented for election by the stockholders at the annual meeting of stockholders;

•	Review any candidates for the Board of Directors recommended by stockholders, provided such recommendations are submitted in compliance with the Company’s policies and procedures for consideration of candidates for the Board of Directors; and

•	Review the disclosure included in the Company’s proxy statement regarding the Company’s policies and procedures for the Committee’s consideration of candidates for the Board of Directors.

Committees of the Board of Directors

•	Periodically review the composition of each committee of the Board of Directors and make recommendations to the Board of Directors for the creation of additional committees or the change in mandate or dissolution of committees; and

•	Recommend to the Board of Directors persons to be members of the various committees.

Appendix C

HYTEK MICROSYSTEMS, INC.

2001 STOCK PLAN

(As adopted by the Board of

Directors on February 21, 2001)

1. Purposes of the Plan. The purposes of this 2001 Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(f) “Common Stock” means the common stock of the Company.

(g) “Company” means Hytek Microsystems, Inc., a California corporation.

(h) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(i) “Director” means a member of the Board.

(j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(p) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r) “Option” means a stock option granted pursuant to the Plan.

(s) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(t) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(u) “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

(v) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x) “Plan” means this Hytek Microsystems, Inc. 2001 Stock Plan.

(y) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

(z) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(aa) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(bb) “Section 16(b) “ means Section 16(b) of the Exchange Act.

(cc) “Service Provider” means an Employee or Consultant.

(dd) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ee) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

(ff) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 131,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

(vii) to institute an Option Exchange Program;

(viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) ISO Status. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) No Employment Agreement. Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

(c) Section 162(m) Limits. The following limitations shall apply to grants of Options:

(i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 50,000 Shares.

(ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 50,000 Shares, which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

(iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7. Term of Plan. The Plan, the Plan shall become effective upon its approval by the shareholders. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six (6) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six (6) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(d) Change in Control. In the event of a “Change in Control” of the Company, as defined in paragraph (e) below, unless otherwise determined by the Administrator prior to the occurrence of such Change in Control, any Options outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested.

(e) Definition of “Change in Control”. For purposes of this Section 13, a “Change in Control” means the happening of any of the following:

(i) When any “person”, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) A change in the composition of the Board as a result of which fewer than a majority of the directors in office are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date of adoption of the Plan by the Board, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(d) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Option shall be void, and shall not be exercisable, with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan to permit full exercise of the Option is timely obtained in accordance with Section 15(b) of the Plan.

17. Stock Withholding to Satisfy Withholding Tax Obligations.

(a) Ability to Use Stock for Withholding. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 17. When an Optionee incurs tax liability in connection with the exercise of an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).

(b) Election to Have Stock Withheld. All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(i) the election must be made on or prior to the applicable Tax Date;

(ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made (unless otherwise permitted by applicable tax regulations under the Code);

(iii) all elections shall be subject to the consent or disapproval of the Administrator; and

(iv) if the Optionee is a Director, Officer or 10% Shareholder, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(c) Section 83(b) Election. In the event the election to have Shares withheld is made by an Optionee, no election is filed under Section 83(b) of the Code and the Tax Date is deferred under Section 83 of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

Appendix D

HYTEK MICROSYSTEMS, INC.

2001 DIRECTOR STOCK OPTION PLAN

(As adopted by the Board of Directors

on February 21, 2001)

1. Purposes of the Plan. The purposes of this 2001 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” means the common stock of the Company.

(d) “Company” means Hytek Microsystems, Inc., a California corporation.

(e) “Continuous Service as a Director” shall mean the absence of any interruption or termination of service as a Director.

(f) “Director” means a member of the Board.

(g) “Disability” means total and permanent disability as defined in section 22(e)(3) of the Code.

(h) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(k) “Inside Director” means a Director who is an Employee.

(l) “Option” means a stock option granted pursuant to the Plan.

(m) “Optioned Stock” means the Common Stock subject to an Option.

(n) “Optionee” means a Director who holds an Option.

(o) “Outside Director” means a Director who is not an Employee.

(p) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(q) “Plan” means this 2001 Director Stock Option Plan.

(r) “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(s) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 30,000 Shares (the “Pool”). The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4. Administration and Grants of Options under the Plan.

(a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

(ii) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option; and provided, further, that persons who first became Outside Directors prior to February 21, 2001 shall not receive a First Option.

(iii) Each Outside Director who shall have been in Continuous Service as a Director for a period of five years or more as of the last business day of a fiscal year (commencing with fiscal 2001) shall be automatically granted an Option to purchase 5,000 Shares (a “Subsequent Option”) on the last business day of each such fiscal year.

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

(v) The terms of a First Option granted hereunder shall be as follows:

(1) the term of the First Option shall be ten (10) years.

(2) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(3) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

(4) subject to Section 10 hereof, the First Option shall represent the right to purchase 15,000 shares and shall become exercisable cumulatively as to 5,000 Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

(vi) The terms of a Subsequent Option granted hereunder shall be as follows:

(1) the term of the Subsequent Option shall be ten (10) years.

(2) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(3) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

(4) Each Subsequent Option shall represent the right to purchase up to 5,000 Shares and shall become exercisable cumulatively as to approximately 1/12 of the Shares subject to the Subsequent Option per month following the date of grant as follows:

Number of Months After Grant Date	Number of Shares Becoming Exercisable	Cumulative Number of Shares Exercisable
1	416	416
2	417	833
3	417	1,250
4	416	1,666
5	417	2,083
6	417	2,500
7	416	2,916
8	417	3,333
9	417	3,750
10	416	4,166
11	417	4,583
12	417	5,000

TOTAL	5,000

The Subsequent Option shall be fully vested and exercisable one year from the date of grant.

(vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(b) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of (i) its adoption by the Board or (ii) its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or (iv) any combination of the foregoing methods of payment.

8. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee’s status as a Director terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within one (1) year following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. In the event Optionee’s status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within one (1) year following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(d) Death of Optionee. In the event of the death of an Optionee:

(i) During the term of the Option who is at the time of death a Director of the Company and who shall have served as a Director since the date of grant of the Option, the Option may be exercised, at any time within one year following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance. In such case, the exercisability of the Option shall be accelerated such that the Option shall be exercisable during such one-year period with respect to (A) all Shares that were exercisable as of the date of death plus (B) such additional Shares as would have become exercisable had the Optionee continued living and served as a Director for a period of one year after the date of death. With respect to Shares that the Optionee would not have been entitled to exercise until after the end of such one-year period, the Option shall be cancelled as of the date of death and the unexercisable shares shall be returned to the Plan. To the extent such Option is not exercised with respect to the exercisable Shares subject thereto within the time specified herein, the Option shall terminate and any unexercised Shares shall be returned to the Plan at the end of such time.

(ii) Within one year after the Optionee’s termination of service as a Director, the Option may be exercised, at any time within one year following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. To the extent that such Option is not exercised with respect to the exercisable Shares subject thereto within the time specified herein, the Option shall terminate and any unexercised Shares shall be returned to the Plan at the end of such time.

9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee’s status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

11. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

13. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

(c) Lack of Authority. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

16. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within one (1) year after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

Appendix E

HYTEK MICROSYSTEMS, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Company’s 2004 Employee Stock Purchase Plan.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423.

2. Definitions.

(a) “Administrator” shall mean the Board or any Committee designated by the Board to administer the plan pursuant to Section 14.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Change in Control” shall mean the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) The consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(iv) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of the Board appointed by the Board in accordance with Section 14 hereof.

(f) “Common Stock” shall mean the common stock of the Company.

(g) “Company” shall mean Hytek Microsystems, Inc., a California corporation.

(h) “Compensation” shall mean all base straight time gross earnings, commissions, overtime and shift premium, but exclusive of payments for incentive compensation, bonuses and other compensation.

(i) “Designated Subsidiary” shall mean any Subsidiary selected by the Administrator as eligible to participate in the Plan.

(j) “Director” shall mean a member of the Board.

(k) “Eligible Employee” shall mean any individual who is a common law employee of the Company or any Designated Subsidiary and whose customary employment with the Company or Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m) “Exercise Date” shall mean the first Trading Day on or after August 15 and February 15 of each year. The first Exercise Date under the Plan shall be February 15.

(n) “Fair Market Value” shall mean, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board; or

(o) “Offering Date” shall mean the first Trading Day of each Offering Period.

(p) “Offering Periods” shall mean the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after August 15 and February 15 of each year and terminating on the first Trading Day on or after the subsequent Offering Period commencement date approximately six months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

(q) “Plan” shall mean this 2004 Employee Stock Purchase Plan.

(r) “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

(s) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(t) “Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3. Eligibility.

(a) First Offering Period. Any individual who is an Eligible Employee immediately prior to the first Offering Period shall be automatically enrolled in the first Offering Period.

(b) Subsequent Offering Periods. Any Eligible Employee on a given Offering Date shall be eligible to participate in the Plan.

(c) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after August 15 and February 15 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. Participation.

(a) First Offering Period. An Eligible Employee shall be entitled to participate in the first Offering Period only if such individual submits a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (i) no earlier than the effective date of the Form S-8 registration statement with respect to the issuance of Common Stock under this Plan and (ii) no later than ten (10) business days from the effective date of such S-8 registration statement (the “Enrollment Window”). An Eligible Employee’s failure to submit the subscription agreement during the Enrollment Window shall result in the automatic termination of such individual’s participation in the Offering Period.

(b) Subsequent Offering Periods. An Eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Offering Date.

6. Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 15% of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the new Offering Period. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b) Payroll deductions for a participant shall commence on the first payday following the Offering Date and shall end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof; provided, however, that for the first Offering Period, payroll deductions shall commence on the first payday on or following the end of the Enrollment Window.

(c) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(d) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(f) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

7. Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Offering Period more than 1,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Eligible Employee may accept the grant of such option by turning in a completed Subscription Agreement (attached hereto as Exhibit A) to the Company on or prior to an Offering Date, or with respect to the first Offering Period, prior to the last day of the Enrollment Window. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Eligible Employee may purchase during each Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator.

10. Withdrawal.

(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

(c) Upon termination of employment, a participant automatically will be withdrawn from the current Offering Period, and such participant’s option shall terminate.

11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

12. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 100,000 shares.

(b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares.

(c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

13. Administration. The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

14. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations shall be in such form and manner as the Administrator may designate from time to time.

15. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares are issued, participants shall only have the rights of an unsecured creditor.

17. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change in Control.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan, the maximum number of shares each participant may purchase each Offering Period (pursuant to Section 7), the number of shares that may be added annually to the shares reserved under the Plan (pursuant to Section 13(a)(i)), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a New Exercise Date and shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed merger or Change in Control. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

19. Amendment or Termination.

(a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as otherwise provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including:

(i) increasing the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(iii) reducing the number of shares that may be purchased upon exercise of outstanding options.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect until terminated under Section 20 hereof.

EXHIBIT A

HYTEK MICROSYSTEMS, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application Change in Payroll Deduction Rate Change of Beneficiary(ies)	Offering Date:

1.	hereby elects to participate in the Hytek Microsystems 2004 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (from 0 to %) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Eligible Employee or Eligible Employee and Spouse only).

6.

I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.	I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)

	(First)	(Middle)	(Last)

Relationship

Percentage Benefit		(Address)

NAME: (please print)

	(First)	(Middle)	(Last)

Relationship

Percentage of Benefit		(Address)

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:

Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

EXHIBIT B

HYTEK MICROSYSTEMS, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the Hytek Microsystems 2004 Employee Stock Purchase Plan that began on                     ,              (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HYTEK MICROSYSTEMS, INC.

Proxy for Annual Meeting of Shareholders

The undersigned shareholder of Hytek Microsystems, Inc., a California corporation, hereby acknowledges receipt of the 2003 Annual Report to Shareholders and the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders of Hytek Microsystems, Inc. to be held on Friday, June 4, 2004, at 1:30 p.m., local time, at the Airport Plaza Hotel, located at 1981 Terminal Way, Reno, Nevada, and hereby appoints John F. Cole and Philip S. Bushnell, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting, and at any adjournment or adjournments thereof, and to vote all the shares of Common Stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

1.	ELECTION OF DIRECTORS

☐ FOR all nominees listed below (except as marked below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

To withhold authority to vote for any nominee, strike a line through the name of such nominee.

Ted E. Batchman; Robert J. Boschert; Philip S. Bushnell; Raymond J. Case; John F. Cole; Allen B. Gates; Edward Y. Tang

2.	PROPOSAL TO RATIFY AND APPROVE THE AMENDMENT TO THE 2001 STOCK PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	PROPOSAL TO RATIFY AND APPROVE THE AMENDMENT TO THE 2001 DIRECTOR PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	PROPOSAL TO APPROVE THE 2004 EMPLOYEE STOCK PURCHASE PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP

☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued and to be signed on other side)

(Continued from other side)

Either of such proxies and attorneys-in-fact, or their substitutes, as shall be present and shall act at said meeting or any adjournment or adjournments thereof shall have and may exercise all the powers of said proxies and attorneys-in-fact hereunder.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s).

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2, 3, 4 AND 5 AND IN THE DISCRETION OF THE PROXIES AND ATTORNEYS-IN-FACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

Dated:

(Signature of Shareholder)

(Signature of Shareholder)
(This proxy should be marked, dated, signed by the shareholder(s) exactly as the name(s) appear on the stock certificate(s) and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.)